Forward-Looking Statements

The statements in this presentation that are not historical facts are forward-looking statements made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. These statements may be accompanied by words that convey the uncertainty of future events or outcomes. These statements are based on assumptions that the Company believes are reasonable; however, many important factors could cause the Company’s actual results in the future to differ materially from the forward-looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. For further information on these risks and uncertainties, see the Company’s Securities and Exchange Commission filings, including the Company’s 2002 Annual Report on Form 10-K. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events or otherwise.

SCI Strengths and Investment Considerations

■	Predominant market leader

■	Competitive advantage due to size and unparalleled network

■	Stable and predictable revenues and cash flows on an annual basis

■	$6.6 billion backlog of future revenues at 9/30/03

■	Favorable demographics over the long term

■	Significant opportunities to grow shareholder value due to strong cash flows and liquidity

Our Road to Financial Flexibility

Please refer to the disclosures and reconciliations concerning Recurring operating free cash flow and Free cash flow at the end of this presentation

The Path to Growth

✓	Improving the Infrastructure

✓	Building the Brand

✓	Growing our Revenues

The Path to Growth

Improving the Infrastructure

Improving the Infrastructure

■	Key actions and expected timing of financial impact

■	Sales organization changes (2003)

■	Process improvement & outsourcing programs (2004/2005)

■	New information systems (2004/2005)

■	Organizational structure changes (2004)

■	Expense items unique to SCI

■	Pension costs ($15 million)

■	Accelerated systems amortization costs in 2002 & 2003 ($14 million)

Old Management Structure

■	Too many layers

■	Two organizations “Sales & Operations”

■	Duplication of travel

■	Different standards and processes

CORP

DIVISION
Div Pres		Natl Sales

REGIONS
Reg Pres		Sr. VP

CLUSTERS
AVP		ASD

AREA
Area Manager

LOCATIONS
Location Manager		Sales Manager

New Management Structure

■	Major & Middle Market concept

■	Markets/businesses are not all the same – should manage them differently

■	32 major markets and 44 middle markets

■	Single Line management

■	Improve communication, accountability & execution

■	Market support centers

■	Clarify and improve corporate interaction

■	Help market management focus more on operational performance

The Path to Growth

Building the Brand

Changing Consumer Landscape

Funeral	Celebration of Life

One “right” way	Individual expression

Focus on body	Focus on memories

Products	Experience

From Products to Experience

Products Casket Flowers Grave space	Experience/Value Celebration of Life Estate Planning Grief Counseling Services Legal Services Travel Discounts Internet Memorialization Private family estates Cremation Gardens

Building the Brand: Dignity Memorial®

■	First and only national brand in funeral service industry

■	Internal focus

■	Consistency in service standards & processes (institutionalize excellence)

■	Dignity University

•	Dignity certification process for all employees

•	Preplanning focused on enduring relationships

•	Comprehensive job-specific curriculum

■	External focus

■	Incorporated Dignity name in signage and local advertising efforts

■	Sponsoring nationally recognized community programs

■	Testing national advertising focused on unique products & services exclusive to Dignity providers

The Path to Growth

Growing our Revenues

External Factors Impacting Revenue Growth

■	Declines in numbers of deaths

■	CDC statistics show a decline of 2.7% for 9/30/03 YTD and 2.2% for the full year 2002

■	Increasing trend toward cremation

■	Social trends, religious changes, environmental issues and cultural preferences

■	SCI cremation mix currently 39% and increasing 100 to 150 basis points per year

■	Estimated $15 million impact per year on revenues

Death statistics from SCI’s analysis of the Centers For Disease Control (CDC) Weekly Morbidity and Mortality Report

Growing Our Revenues

■	Dignity Memorial® packaged funeral and cremation plans

■	Dignity plans result in significant incremental revenue per funeral service compared to non-Dignity sales

•	Incremental revenue: burial funeral - $2,700; cremation service - $1,700

■	Refining cremation strategies

■	Utilizing training/better marketing methods to increase sales of products & services aimed specifically at the cremation consumer

■	Promoting cremation gardens in SCI cemeteries

■	Developing national brand called National Cremation Service (NCS)

■	Utilizing technology & contemporary merchandising strategies

■	Cemetery tiered-product strategy with a focus on high-end cemetery property

■	Modifications to casket selection rooms to promote the sale of Dignity plans with an emphasis on personalization

Growing our Revenues

■	Increasing market share

■	National branding strategies

■	Contemporary marketing strategies that leverage the brand and our size

■	Affinity relationships

■	Local market actions plans & new operating structure

■	Other capital investment growth strategies

■	Target expansion through acquisition or construction in top 150 markets in North America

■	Utilize franchise program in smaller markets

Free Cash Flow Outlook

■	Near-term issues

	+	Improvements in organizational structure, new information systems and outsourcing programs	$25-$35M

	+	Interest expense reduction	$10-$15M

	-	Move from bonding to trust in Florida	[$15-$20M]

	-	Joint venture of France	[$15-$25M]

■	Long-term issues

	+	Reduced noncompete/consulting payments	$15-$25M

	+	Further interest expense reduction

	-	Cash tax payer beginning in 2006/2007

Financial Update

Cash Flow Highlights

(Dollars in millions)
	9/30/03YTD	9/30/02YTD	Change	2003 Outlook

Cash flows from operations	$ 303.6	$ 252.2	+20.4%

Settlement of significant legal matters, net of insurance recoveries	25.1	—

Subtotal	328.7	252.2	+30.3%	$350 - $400

Unusual tax refunds	(94.5)	(57.1)	+65.5%	($85 - $95)

Adj Cash flows from operations	234.2	195.1	+20.0%

Maintenance Capital Expenditures	(62.1)	(46.0)	+35.0%	($75 - $85)

Free Cash Flow	$ 172.1	$ 149.1	+15.4%

Please refer to the additional disclosures regarding Free cash flow at the end of this presentation

North America Operating Highlights

(Dollars in millions)

	Comparable North America businesses only
	9/30/03 YTD	9/30/02YTD	Change	2003 Outlook
FUNERAL

Revenues	$846.4	$857.0	-1.2%	$1,090 - $1,150

Gross Profit	$157.2	$178.1	-11.7%

Gross Margin	18.6%	20.8%		18% - 22%

Case Volume	196,457	201,939	-2.7%

Average Revenue	$4,141	$4,045	+2.4%

CEMETERY

Revenues	$420.7	$457.7	-8.1%	$500 - $550

Gross Profit	$62.1	$57.5	+8.0%

Gross Margin	14.8%	12.6%		9% - 13%

Financial Position is Strong

As of September 30, 2003

■	Cash on hand of $164M

■	Credit availability of $118M

■	Anticipated asset sale and/or joint venture proceeds of $300-$400M

■	Potential IPO proceeds from Australian interest of $30-$50M

■	Significant free cash flow

Investment Conclusions

■	Strong free cash flow and liquidity

■|	Management focused on growing revenues and improving margins

■	Unique opportunities to grow due to our size and network

■	Stable industry and favorable demographics

Free Cash Flow Reconciliation to GAAP

(Dollars in millions)

Recurring Operating Free Cash Flow	2000	2001	2002

Recurring operating free cash flow	$62.00	$170.50	$210.00

Add: Net unusual items*	157.7	161.5	54.9

Total operating free cash flow	219.7	332	264.9

Add: Total capital expenditures	83.4	74.1	100.1

Less: Effect of swap terminations	(32.8)

Less: Payments on restructuring charges	(46.7)	(22.8)	(12.8)

Cash flows from operating activities	$223.60	$383.30	$352.20

Free Cash Flow	9/30/02YTD	9/30/03YTD

Cash flows from operations	$252.20	$303.60

Less: Unusual tax refunds	(57.1)	(94.5)

Add: Settlement of significant legal matters, net of insurance recoveries	—	25.1

Adjusted cash flows from operations	195.1	234.2

Less: Maintenance capital expenditures	(46)	(62.1)

Free Cash Flow	$149.10	$172.10

*Net unusual items consist primarily of tax refunds, special trust receipts and growth capital expenditures. 2000 cash flows from operating activities exclude discontinued operations.

Free Cash Flow

The company defines free cash flow as cash flows from operating activities (adjusted for certain unusual items) less maintenance capital expenditures (which are expenditures for capital improvements deemed reasonably necessary to maintain the company’s facilities in a condition consistent with company standards). The company believes that free cash flow provides useful information to investors regarding its financial condition and liquidity as well as its ability to generate cash for purposes such as reducing debt, expanding its business through strategic investments and repurchasing stock or paying dividends (subject to restrictions in its debt agreements). In the company’s definition, free cash flow is not reduced by capital expenditures intended to grow revenues and profits such as the acquisition of funeral service locations or cemeteries in large or strategic North America markets, construction of high-end cemetery property inventory or the construction of funeral home facilities on company-owned cemeteries.

While the company believes free cash flow, as defined, is helpful in managing its business and provides useful information to investors, certain events may arise, financial or otherwise, which could require the use of free cash flow so that it would not be available for the purposes described above, or as more fully described in our Form 10-Q. Furthermore, free cash flow should be reviewed in addition to, but not as a substitute for, the data provided in the company’s Consolidated Statement of Cash Flows.

Further information can be found on our website in the press release dated November 5, 2003 and in the Form 8-K furnished to the SEC on November 5, 2003.